UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

Alliance California Municipal

Income Fund

(NYSE: AKP)

April 30, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for Alliance California Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2013. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The Fund seeks to provide high current income exempt from regular federal and California state income tax by investing substantially all of its net assets in municipal securities that are exempt from state taxes. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California state income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality as determined by the Fund’s investment adviser, AllianceBernstein L.P. (the “Adviser”). The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-6 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 26-29.

Investment Results

The table on page 7 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six and 12-month periods ended April 30, 2013.

The Fund outperformed its benchmark for both the six- and 12-month periods. Yield curve positioning contributed positively to returns during both periods. For the six-month period, security selection contributed in the power sector, and detracted in the healthcare sector. For the 12-month period, security selection benefited in the education sector and detracted in the pre-refunded sector.

Leverage, achieved through the usage of Tender Option Bonds (“TOBs”) and Auction Rate Preferred Shares (“Preferred Shares”), benefited the total return of the Fund for both periods. Leverage increased the overall interest rate sensitivity and interest rates for bonds generally declined, while rising slightly for certain bonds, during both periods. The Fund also used interest rate swaps for hedging purposes, which had an immaterial impact on performance for the 12-month period.

Market Review and Investment Strategy

State and local governments have taken measures to increase revenues and cut costs, and their finances generally have improved. Overall economic growth has also provided a boost. Nevertheless, many cities and states continue to face financial pressures due to increases in annual required contributions to their pension funds, which have become a

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	1

rapidly growing part of their budgets. Pension costs have grown due to lower-than-expected investment returns, and the failure of many municipalities to make full contributions to their pensions as tax collections have fallen during the recession. To combat this drift, many state and local governments have been reducing their pension benefits. According to the National Conference of State Legislature, 44 states enacted reforms to their retirement plans between 2009 and mid-2012.

The State of California’s fiscal situation continues to recover and is now significantly improved from the recession due to a combination of economic growth, spending cuts, and passage of recent tax increases. The State, which faced budget gaps of over $25 billion in fiscal 2010, now shows a structurally balanced budget for fiscal year 2013 and 2014. The State’s credit ratings continue to be low compared to other states despite an upgrade from Standard & Poor’s in January; the Municipal Bond Investment Team (the “Team”) Team believes there is a strong possibility of additional upgrades or positive outlooks from the agencies over the next year. The Team will monitor the passage of the fiscal year 2014 budget as there is legislative pressure to reinstate programs following years of budget cuts; however California’s governor has expressed a desire to continue to hold spending down and instead pay down borrowings and build reserves which would improve the State’s credit standing. The Team also notes that the Governor has made progress in slowing the growth of the State’s debt and pension liabilities, although these are still an increasing burden on the State, and the Team is specifically monitoring the debate over the underfunded teacher’s retirement system. California has a history of strained finances, weak governance, and more headline risk than most states, yet the State’s general obligation bonds are constitutionally protected and debt service is paid second only after education.

Within the municipal market, medium- and lower-credit-quality bonds outperformed high-grade issues over both six- and 12-month periods, as investor demand for income remained strong. Investors were also encouraged by evidence of steadily improving credit quality. Recent data shows municipal defaults falling to 0.01% of outstanding debt during the first two months of the first quarter, compared to an already low 0.11% in 2012. The Team continues to target opportunities to buy medium- and lower-credit quality municipal bonds in order to supplement the Fund’s income and to attempt to reduce the Fund’s interest rate exposure, should interest rates rise. The Team believes these bonds should outperform if rates rise—the U.S. Federal Reserve (the “Fed”) has historically raised rates when the economy is strong in an attempt to control inflation, and medium- and lower-credit-quality bonds have historically performed well in a strong economy.

The Team believes the Fund is well-positioned with respect to interest rate risk. The Team has generally avoided

2	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

highly rated, long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead of buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the Team has focused on shorter-maturity bonds that capture most of the yield of the longer-maturity bonds with less downside risk to principal. In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added holdings of this type both to supplement the Fund’s income and to benefit overall performance when this extra yield, or credit spread, contracts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of

April 30, 2013, 23.26% of the Fund’s

total investments were in insured bonds and 0% of total investments were in pre-refunded/escrowed to maturity bonds.

Since February 2008, auctions of the Preferred Shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares in the auctions, so that there was a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. The formula used to determine the maximum rate has been using the Kenny S&P 30 Day High Grade Index (the “Kenny Index”) as the short-term municipal bond reference rate. During the reporting period, Standard & Poor’s discontinued providing values for the Kenny Index, at which time the Fund began to use the SIFMA Municipal Swap Index as the short-term municipal bond reference rate in the formula. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. The Team continues to explore other liquidity and leverage options, including TOBs, which it has used in the past; this may result in Preferred Shares being redeemed in the future. The

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	3

Fund is not required to redeem any Preferred Shares, and the Team expects to continue to rely on the Preferred Shares for a portion of the Fund’s leverage exposure.

Following the financial crisis that began in 2008, major rating agencies have undertaken reviews of their methodologies for rating various types of instruments, including securities issued by closed end funds. Moody’s Investor Service, Inc. (“Moody’s”) previously announced a revised methodology for rating closed-end fund securities and also announced that it had placed on review for possible downgrade the ratings of a large number of securities issued by closed-end funds, including the Preferred Shares issued by the Fund. On July 12, 2012, Moody’s downgraded the AAA rating assigned to the Fund’s Preferred Shares to AA as a result of its revised rating methodology. The preferred shares of a number of other funds were also downgraded by Moody’s. Under the formula used to determine the dividend rate for the Fund’s Preferred Shares, the downgrade to an AA rating had no impact on the Preferred Shares’ dividend rate, although a downgrade below AA- may result in an increase in the Preferred Shares’ dividend rate (assuming all factors used to determine the dividend rate being equal), resulting in higher leveraging costs for the Fund.

The Adviser is currently reviewing the potential implications of the downgrades of the Preferred Shares by any of the other major ratings agencies.

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year, as the Fed may reverse certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including municipal bonds held in the Fund. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed-income securities, including those held in the Fund. Additionally, higher short-term interest rates will impact the attractiveness of certain techniques used to leverage the Fund and will result in increased costs of leverage. While the Team has pursued strategies it believes should benefit the Fund’s relative returns, the timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Fund. These and other risks to the Fund are discussed further in this report.

4	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Alliance California Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AKP”. Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 41.

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Leverage Risk: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
Alliance California Municipal Income Fund (NAV)	3.20%	8.84%

Barclays Municipal Bond Index	1.78%	5.19%

The Fund’s market price per share on April 30, 2013 was $14.47. The Fund’s NAV price per share on April 30, 2013 was $15.13. For additional Financial Highlights, please see page 31.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	7

Historical Performance

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $129.4

*	All data are as of April 30, 2013. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investments purposes (see “Portfolio of Investments” section of the report for additional details).The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 159.2%
Long-Term Municipal Bonds – 159.2%
California – 148.3%
Assn Bay Area Govt CA Non-prof (Bijou Woods Apts) Series 01A 5.30%, 12/01/31	$2,735	$2,735,410
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	1,850	2,017,925
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	755	769,436
Bellflower CA Redev Agy MFHR (Bellflower Terrace Apts) Series 02A 5.50%, 6/01/35	3,000	3,024,510
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/22	3,430	4,234,575
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	1,465	1,786,157
California Ed Fac Auth (California Lutheran Univ) Series 04C 5.00%, 10/01/24	1,125	1,173,308
California Ed Fac Auth (Pepperdine University) 5.00%, 9/01/27	1,125	1,350,416
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	260	284,612
California GO 5.00%, 2/01/31	1,615	1,878,681
5.25%, 2/01/24	105	106,310
5.25%, 2/01/24-4/01/30	540	543,836
5.30%, 4/01/14 (Pre-refunded/ETM)	1,000	1,046,300
California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 2003B 5.00%, 11/01/23	2,770	2,809,860
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37	3,450	3,615,911
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 2005B 5.00%, 11/01/30	3,500	3,717,315

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (Univ of California Lease) Series 2011A 5.25%, 12/01/26	$6,000	$7,396,920
California Statewide CDA (Bentley School) Zero Coupon, 7/01/50	810	36,717
7.00%, 7/01/40	2,625	3,019,223
Clovis CA USD GO Series 2012A 5.00%, 8/01/28	4,470	5,155,653
Coast CA CCD GO AGM 5.00%, 8/01/23-8/21/24(a)	6,000	6,723,878
Fontana CA CFD #22 (Fontana CA CFD #22 Sierra Hills South) Series 04 5.85%, 9/01/25	2,000	2,037,120
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	2,050	2,193,152
Grossmont-Cuyamaca CCD CA GO AGC 5.00%, 8/01/22-8/01/23(a)	6,000	7,097,471
La Quinta CA Fin Auth (La Quinta CA Local Agy Pool) AMBAC Series 04A 5.25%, 9/01/24	3,000	3,145,650
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/27	3,500	3,984,890
Los Angeles CA CCD GO Series F-1 5.00%, 8/01/28	4,200	4,826,514
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Grand Ctrl) AMBAC Series 02 5.375%, 12/01/26	6,635	6,643,227
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/26	1,500	1,779,810
Series 2009A
5.25%, 5/15/29	1,700	2,014,653
Series A
5.00%, 5/15/27	1,440	1,704,485
Los Angeles CA Harbor Dept 5.00%, 8/01/26	5,550	6,576,362
Los Angeles CA Wstwtr Sys 5.00%, 6/01/26	8,000	9,483,600
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/25	6,700	8,035,712

10	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mount Diablo CA USD GO Series 2012B-2
5.00%, 7/01/27	$3,500	$4,180,715
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010
5.875%, 3/01/32	420	463,978
6.00%, 3/01/36	325	368,501
Pomona CA COP AMBAC Series 03 5.50%, 6/01/34	1,490	1,536,250
Port of Oakland CA Series 2012P 5.00%, 5/01/29	5,375	6,018,925
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	530	611,950
6.00%, 9/01/30	370	429,052
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	455	523,882
Salinas Vly CA Solid Wst AMBAC Series 02 5.25%, 8/01/31	3,930	3,939,746
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) Series 2010A 5.10%, 9/01/29	2,360	2,642,539
San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	2,000	2,122,570
San Diego Cnty CA Regl Trnsp Commn Series 2012A 5.00%, 4/01/26-4/01/28	8,115	9,764,880
San Diego Cnty CA Wtr Auth Series 2008A-COPS 5.00%, 5/01/25	3,140	3,639,040
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 5.00%, 7/01/29-7/01/32	6,855	8,091,921
San Francisco City/Cnty CA Pub Util Wtr Series 2012C 5.00%, 11/01/26	7,650	9,243,571
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.25%, 7/01/25	4,000	4,967,480
Series 2010 PJ-1 5.00%, 7/01/27	2,525	2,952,230
Stockton CA USD 5.00%, 7/01/26-7/01/28	3,840	4,317,441

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 04A 5.00%, 6/01/24	$2,275	$2,342,204
AMBAC Series 05B 5.00%, 6/01/24	665	684,857
Turlock CA IRR Dist 5.50%, 1/01/41	2,200	2,539,658
Upper Santa Clara VY CA JT Pwr Series 2011A 5.00%, 8/01/23	3,385	4,084,612
Westlands CA Wtr Dist Rev AGM Series 2012A 5.00%, 9/01/2 9-9/01/34	3,000	3,443,000

		191,858,601

Guam – 1.7%
Guam Power Auth Series 2012A 5.00%, 10/01/34	2,000	2,220,100

Nevada – 1.7%
Henderson NV LID # T-14 AGM Series A 5.00%, 3/01/18	1,980	2,152,933

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(b)	500	406,505

Puerto Rico – 7.2%
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	538,025
Series 04A 5.25%, 7/01/19	900	912,177
Series 06A 5.25%, 7/01/22	500	504,595
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	525,250
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	700	714,798
Puerto Rico Sales Tax Fin Corp. Series 2011A 5.00%, 8/01/43	6,000	6,142,020

		9,336,865

Total Municipal Obligations (cost $194,280,871)		205,975,004

12	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.09%(c) (cost $1,052,279)	1,052,279	$1,052,279

Total Investments – 160.0% (cost $195,333,150)		207,027,283
Other assets less liabilities – (3.9)%		(5,079,703)
Preferred Shares at liquidation value – (56.1)%		(72,550,000)

Net Assets Applicable to Common Shareholders – 100.0%(d)		$129,397,580

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$2,300	10/21/16	SIFMA	*	4.129%	$301,679

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2013, the Fund held 37.2% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

ETM – Escrowed to Maturity

GO – General Obligation

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

MTA – Metropolitan Transportation Authority

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $194,280,871)	$205,975,004
Affiliated issuers (cost $1,052,279)	1,052,279
Interest and dividends receivable	3,019,903
Unrealized appreciation on interest rate swap contracts	301,679
Receivable for investment securities sold	251,299

Total assets	210,600,164

Liabilities
Payable for floating rate notes issued*	8,450,000
Advisory fee payable	107,334
Dividends payable—preferred shares	2,985
Accrued expenses	92,265

Total liabilities	8,652,584

Preferred Shares, at Liquidation Value
Preferred shares, $.001 par value per share; 3,240 shares authorized, 2,902 shares issued and outstanding at $25,000 per share liquidation preference	72,550,000

Net Assets Applicable to Common Shareholders	$129,397,580

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,996,760 shares authorized, 8,554,668 shares issued and outstanding	$8,555
Additional paid-in capital	120,165,140
Distributions in excess of net investment income	(188,869)
Accumulated net realized loss on investment transactions	(2,583,058)
Net unrealized appreciation on investments	11,995,812

Net Assets Applicable to Common Shareholders	$129,397,580

Net Asset Value Applicable to Common Shareholders (based on 8,554,668 common shares outstanding)	$15.13

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

14	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$4,111,054
Dividends—Affiliated issuers	113	$4,111,167

Expenses
Advisory fee (see Note B)	650,293
Preferred Shares-auction agent’s fees	22,491
Custodian	45,126
Directors’ fees	28,288
Audit	25,804
Legal	24,791
Printing	11,850
Registration fees	11,768
Transfer agency	3,277
Miscellaneous	20,755

Total expenses before interest expense and fees	844,443
Interest expense and fees	40,681

Total expenses		885,124

Net investment income		3,226,043

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(318,261)
Swap contracts		45,920
Net change in unrealized appreciation/depreciation of:
Investments		1,123,247
Swap contracts		(32,719)

Net gain on investment transactions		818,187

Dividends to Preferred Shareholders from
Net investment income		(79,144)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$3,965,086

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$3,226,043	$7,249,990
Net realized gain (loss) on investment transactions	(272,341)	834,887
Net change in unrealized appreciation/depreciation of investments	1,090,528	8,439,989
Dividends to Preferred Shareholders from
Net investment income	(79,144)	(184,485)

Net increase in net assets applicable to common shareholders resulting from operations	3,965,086	16,340,381
Dividends to Common Shareholders from
Net investment income	(3,333,277)	(7,810,705)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of common stock	53,066	217,840

Total increase	684,875	8,747,516
Net Assets Applicable to Common Shareholders
Beginning of period	128,712,705	119,965,189

End of period (including distributions in excess of net investment income of ($188,869) and ($2,491), respectively)	$129,397,580	$128,712,705

See notes to financial statements.

16	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically

18	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$199,599,693		$6,375,311		$205,975,004
Short-Term Investments		1,052,279		– 0	–	– 0	–	1,052,279

Total Investments in Securities		1,052,279		199,599,693		6,375,311		207,027,283
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	301,679		– 0	–	301,679
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$1,052,279		$199,901,372		$6,375,311		$207,328,962

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 10/31/12	$6,421,651			$334,398		$6,756,049

Accrued discounts/(premiums)	95,449			– 0	–	95,449
Realized gain (loss)	(458,930)			– 0	–	(458,930)
Change in unrealized appreciation/depreciation	510,642			– 0	–	510,642
Purchases	105,052			– 0	–	105,052
Sales	(298,553)			– 0	–	(298,553)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(334,398)		(334,398)

Balance as of 4/30/13+	$6,375,311		$	– 0	–	$6,375,311

Net change in unrealized appreciation/depreciationfrom Investments held as of 4/30/13*	$510,642		$	– 0	–	$510,642

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at April 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$6,375,311	Third Party Vendor	Evaluated Quotes	$4.53-$115.02/
				$106.21

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

20	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser had voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. The voluntary waiver ended on January 29, 2012. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2013, there was no reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ – 0 –	$5,857	$4,805	$1,052	– 0	–*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$7,374,734		$18,105,697
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$11,949,761
Gross unrealized depreciation	(255,628)

Net unrealized appreciation	$11,694,133

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

22	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

During the six months ended April 30, 2013, the Fund held interest rate swap contracts for hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Fund had no OTC derivatives with contingent features in net liability positions.

At April 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$301,679

Total		$301,679

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$45,920	$(32,719)

Total		$45,920	$(32,719)

The following table represents the volume of the Fund’s derivative transactions during the six months ended April 30, 2012:

Interest Rate Swap Contracts:
Average notional amount	$2,300,000

24	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE D

Common Stock

There are 8,554,668 shares of common stock outstanding at April 30, 2013. During the six months ended April 30, 2013, the Fund issued 3,470 shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2012, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 3,240 shares authorized, and 2,902 shares issued and outstanding of auction preferred stock (the “Preferred Shares”), consisting of 1,451 shares each of series M and series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on series M is 0.36% effective through May 6, 2013. The dividend rate on series T is 0.36% effective through May 7, 2013.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The preferred shareholders, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$165,646	$168,581

Tax-exempt income	7,645,059	7,637,163

Total distributions paid	$7,810,705	$7,805,744

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$	– 0	–
Accumulated capital and other losses		(2,248,276	)(a)
Unrealized appreciation/(depreciation)		10,840,364	(b)

Total accumulated earnings/(deficit)		$8,592,088	(c)

(a)	On October 31, 2012, the Fund had a net capital loss carryforward of $2,248,276. During the fiscal year, the Fund utilized $943,356 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds and swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2012, the Fund had a net capital loss carryforward of $2,248,276 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$2,248,276	n/a	2019

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a

26	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund invests primarily in securities issued by the State of California and its various political subdivisions. The Fund’s investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California, largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

28	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2013, the amount of the Fund’s Floating Rate Notes outstanding was $8,450,000 and the related interest rate was 0.24% to 0.26%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2013, the Fund did not engage in such transactions.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

The Fund’s Joint Annual Meeting of the Preferred Stockholders (the “Meeting”) was held on March 27, 2013 and adjourned until June 11, 2013 due to a lack of a quorum of the stockholders for the election of the directors to be elected separately by the holders of preferred stock (“Preferred Directors”). The Meeting was reconvened on June 11, 2013. A quorum of the preferred stockholders was not present at the reconvened Meeting and the nominees for Preferred Directors, John H. Dobkin and Michael J. Downey, who are the incumbent Preferred Directors, could not be elected for a new term at the reconvened Meeting. Under Maryland law and the Fund’s Bylaws, in the event of a failure to elect directors at an annual meeting of stockholders due to a lack of a quorum, the incumbent directors continue to serve until their successors are duly elected and qualify at the next meeting of stockholders. Accordingly, John H. Dobkin and Michael J. Downey will holdover and continue to serve as Preferred Directors until their successors are duly elected and qualify.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 15.05		$ 14.05		$ 14.67		$ 13.95		$ 12.58		$ 15.00

Income From Investment Operations
Net investment income(a)	.38		.85	(b)	.98	(b)	1.02	(b)	1.02	(b)	1.02	(b)
Net realized and unrealized gain (loss) on investment transactions	.10		1.08		(.66)		.64		1.25		(2.35)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.01)		(.02)		(.03)		(.03)		(.08)		(.35)

Net increase (decrease) in net asset value from operations	.47		1.91		.29		1.63		2.19		(1.68)

Less: Dividends to Common Shareholders from
Net investment income	(.39)		(.91)		(.91)		(.91)		(.82)		(.74)

Net asset value, end of period	$ 15.13		$ 15.05		$ 14.05		$ 14.67		$ 13.95		$ 12.58

Market value, end of period	$ 14.47		$ 15.70		$ 13.69		$ 14.21		$ 12.68		$ 11.17

Premium/(Discount), end of period	(4.36)%		4.32%		(2.56)%		(3.14)%		(9.10)%		(11.21)%
Total Return
Total investment return based on:(c)
Market value	(5.39)%		22.02%		3.28%		19.82%		22.04%		(14.69)%
Net asset value	3.20%		13.97%		2.67%		12.44%		19.22%		(11.40)%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$129,398		$128,713		$119,965		$125,231		$119,113		$107,405
Preferred Shares, at liquidation value ($25,000 per share)(000’s omitted)	$72,550		$72,550		$72,550		$72,550		$72,550		$72,550
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)(e)	.88	%(f)	1.39%		1.30%		1.26%		1.37%		1.30%
Expenses, before waivers(d)	.88	%(f)	1.41%		1.40%		1.44%		1.64%		1.65%
Net investment income, before Preferred Shares dividends (d)(e)	3.22	%(f)	5.79	%(b)	7.20	%(b)	7.18	%(b)	7.81	%(b)	7.02	%(b)
Preferred Shares dividends	.08	%(f)	.15%		.20%		.24%		.59%		2.41%
Net investment income, net of Preferred Shares dividends	3.14	%(f)	5.64	%(b)	7.00	%(b)	6.94	%(b)	7.22	%(b)	4.61	%(b)
Portfolio turnover rate	4%		46%		14%		17%		4%		8%
Asset coverage ratio	278%		277%		265%		273%		264%		248%

See footnote summary on page 32.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND	31

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010	2009	2008
Net of waivers	0.84	%(f)	1.32%	1.23%	1.19%	1.27%	1.22%
Before waivers	0.84	%(f)	1.34%	1.34%	1.37%	1.54%	1.57%

(f)	Annualized.

See notes to financial statements.

32	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND	33

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

34	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of Alliance California Municipal Income Fund, Inc. (“the Fund”) was held on March 27, 2013 and adjourned until June 11, 2013. A description of the proposal and number of shares voted at the Meeting are as follows:

	Voted For	Authority Withheld
To elect three Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class One (term expires 2016)
Common and Preferred Shares:
Nancy P. Jacklin	7,434,878	263,033

Preferred Shares:
John H. Dobkin	371	– 0	–
Michael J. Downey	371	– 0	–

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND	35

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice  President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York
101 Barclay Street – 7W
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications — As required, on May 3, 2013, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

36	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Alliance California Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	37

personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting,

38	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3- 5- and 10-year periods ended July 31, 2012 and (in the case of comparisons with the Index) the period since inception (January 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1- and 3-year periods, and in the 3rd quintile of the Performance Group for the 5- and 10-year periods. The directors noted the small number of other funds in the Performance Group. The directors noted that the Fund outperformed the Index in all periods. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1- and 3-year periods, the directors retained confidence in the Adviser’s ability to manage the Fund.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Adviser advises several open-end funds that invest in California municipal securities at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed income municipal securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	39

Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 56.3 basis points was lower than the Expense Group median and higher than the Expense Universe median. The directors noted that Lipper calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The advisory fee rate and expense ratio information in this section is based on common and leveraged assets. The directors further noted that the Fund’s total expense ratio was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized by the Adviser.

40	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	41

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

42	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	43

NOTES

44	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMIF-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 21, 2013